UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 11, 2005

                        Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                  0-13150                   04-2735766
         --------                  -------                   ----------
     (State or Other             (Commission               (IRS Employer
       Jurisdiction              File Number)          Identification Number)
    of Incorporation)

        4375 River Green Parkway, Suite 100, Duluth, Georgia      30096
        ----------------------------------------------------      -----
              (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On October 11, 2005, Concurrent Computer Corporation ("Concurrent") completed the acquisition of Everstream Holdings, Inc. ("Everstream"). A press release announcing the completion of the Everstream acquisition is included as
Exhibit 99.1 and is incorporated herein by reference in its entirety. The Agreement and Plan of Merger, dated August 19, 2005, by and among Concurrent, Stream Acquisition, Inc., Everstream, and certain selling stockholders of Everstream, was filed as Exhibit 10.1 to Concurrent's Current Report on Form 8-K dated August 19, 2005. In addition, the Agreement and Plan of Merger was amended on August 26, 2005 (as amended, the "Merger Agreement"), and such amendment was filed as Exhibit 10.1 to Concurrent's Current Report on Form 8-K dated August 26, 2005.

     Pursuant to the Merger Agreement, Concurrent issued 8,456,777 shares of Concurrent stock equal to approximately $14.375 million for the Everstream stock it did not already own (Concurrent's existing Everstream stock was valued in the transaction at approximately $0.5 million), determined by dividing $14.375 million by $1.70, the average trading price of Concurrent stock for the 30 calendar days ending on the third calendar day prior to closing. Pursuant to the Merger Agreement and Everstream's certificate of incorporation, the Concurrent stock issued was distributed to Everstream stockholders in accordance with their respective liquidation preferences.

     In April 2002, Concurrent invested cash of approximately $0.5 million in Everstream in exchange for 480,770 shares of Series C Preferred stock, giving Concurrent approximately a 4.9% ownership interest in the company. Since Concurrent's investment in Everstream, Concurrent has partnered with Everstream for the resale of Everstream's targeted advertising products (including a license to Everstream's patents pertinent thereto) and purchased consulting services in the amount of $36,000 in fiscal 2004 and $910,000 in fiscal 2003. Other than the foregoing and the Merger Agreement, there are no material relationships between Everstream and Concurrent or any of its affiliates.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K is filed.

(b)  Pro Forma Financial Information.

     The pro forma financial information required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K is filed.

(d)  Exhibits.

Exhibit Number     Description

99.1               Press Release of Concurrent, issued on October 12, 2005.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONCURRENT COMPUTER CORPORATION



Date:  October  17,  2005               By:  /s/  Gregory  S. Wilson
                                           -------------------------------------
                                           Gregory  S.  Wilson
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

99.1               Press Release of Concurrent, issued on October 12, 2005.